EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of Sarbanes-Oxley Act of 2002

I, Frederick Pevow, Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of Gateway Energy Corporation, certify that this quarterly report on Form 10-Q for the quarterly period ended September 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.

Date:  November 14, 2011                                                      /s/ Frederick M. Pevow

                                                                                                   Frederick M. Pevow

                                                                                                   Chief Executive Officer

                                                                                                  (Principal Executive Officer and Principal Financial Officer)